UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(Amendment No.)
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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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☑ Soliciting Material Pursuant to §240.14a-12
PetSmart, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following email was sent to employees of PetSmart, Inc. by David Lenhardt.
From: David Lenhardt
Sent: Sunday, December 14, 2014 2:34 PM
To: David Lenhardt
Subject: Consortium led by BC Partners to Acquire PetSmart for $83.00 per Share in Cash
Importance: High

PetSmart Associates,
I have some important and exciting news to share about the future of PetSmart.  Earlier today we announced a definitive agreement to sell PetSmart to a consortium led by BC Partners, a leading private equity firm, for $83.00 per share or a total value of $8.7 billion. This decision follows the review of strategic alternatives our Board of Directors undertook beginning over the summer.  I have attached a copy of the press release we issued just minutes ago.
This is a pivotal moment in PetSmart's history that positions us exceptionally well to execute on our strategy, serve our customers and drive growth.  BC Partners sees PetSmart as an attractive investment opportunity in large part because of our industry leadership position and talented associates; they have the highest praise for all of you and our business, and are eager to help PetSmart continue to grow and evolve.  Importantly for all of us, BC Partners is an extremely well-respected investment firm whose substantial resources and experience will give us more flexibility to invest in our strategy and future growth.  As a private company, we will also be able to focus more on long-term performance and less on quarter-to-quarter results.  I cannot imagine a better partner for PetSmart as we continue to capitalize on our market opportunities and meet the needs of pet parents.
Most importantly, this announcement should not distract us from our mission of creating more moments for people to be inspired by pets.  I know you may have questions, so we'll hold a brief Town Hall at SSG and conference call for field and DC leaders and CSG on Monday.
 It is important to note that today's announcement is just the first step in the process. The transaction requires shareholder and regulatory approval and is expected to close in the first half of 2015.
If you should are contacted by the news media regarding today's news, please refer them to the media hotline at 623-587-2177.
Thank you again for your commitment and dedication to PetSmart. This transaction is a testament to the strength of the PetSmart brand and franchise as well as your dedication and commitment to serving our customers.  I am confident that we have a bright future ahead and strongly believe that today's news is a positive development in delivering long-term value for our customers, associates, shareholders and partners.
Sincerely,
David

Forward Looking Statements

This communication contains forward-looking statements regarding, among other things, statements related to expectations, goals, plans, objectives and future events. PetSmart, Inc. ("PetSmart") intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Reform Act of 1995. In some cases, forward-looking statements can be identified by the following words: "may," "will," "could," "would," "should," "expect," "intend," "plan," "anticipate," "believe," "estimate," "predict," "project," "potential," "continue," "ongoing," "outlook," "guidance" or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. The forward-looking information and statements are or may be based on a series of projections and estimates and involve risks and uncertainties. These risks and uncertainties include such factors as: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain PetSmart stockholder approval or the failure to satisfy any of the other closing conditions, (3) the risks related to the  debt financing arrangements entered into in connection with the merger agreement, (4) the risks related to disruption of management's attention from PetSmart's ongoing business operations due to the transaction,  (5) the effect of the announcement of the transaction on the ability of PetSmart to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally, (6) changes in general economic conditions, (7) the effectiveness of PetSmart's profit improvement program in reducing costs and increasing profitability, (8) conditions affecting customer transactions and average ticket including, but not limited to, weather conditions or other seasonal events, (9) PetSmart's ability to compete effectively and maintain PetSmart's supply chain, (10) PetSmart's ability to effectively manage its growth and operations, (11) changes in PetSmart's structure, and (12) changes in the legal or regulatory environment. Additional risks are described under Item 1A, "Risk Factors," in PetSmart periodic filings with the Securities and Exchange Commission ("SEC"), including PetSmart's annual report on Form 10-K for the year ended February 2, 2014 filed on March 27, 2014 and in PetSmart's subsequently filed Form 10-Qs. Given these uncertainties, undue reliance should not be placed on these forward-looking statements.  PetSmart does not undertake any obligation to release any revisions to these forward-looking statements publicly to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

In connection with the proposed transaction, PetSmart will file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, PETSMART'S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.  Investors and security holders may obtain a free copy of the proxy statement and other documents that PetSmart files with the SEC (when available) from the SEC's website at www.sec.gov and PetSmart's website at www.petsmartfacts.com. In addition, the proxy statement and other documents filed by PetSmart with the SEC (when available) may be obtained from PetSmart free of charge by directing a request to PetSmart Investor Relations, 19601 N. 27th Avenue., Phoenix, AZ 85027, (623) 587-2025.

PetSmart and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from PetSmart stockholders with respect to the proposed acquisition of PetSmart. Security holders may obtain information regarding the names, affiliations and interests of such individuals in PetSmart's Annual Report on Form 10-K for the fiscal year ended February 2, 2014, and its definitive proxy statement for the 2014 annual meeting of stockholders. Additional information regarding the interests of such individuals in the proposed acquisition of PetSmart will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents may be obtained free of charge from the SEC's website at www.sec.gov and PetSmart's website at www.petsmartfacts.com.